                                                                Exhibit 10 (zz)

                              REVOLVING CREDIT NOTE


$10,000,000.00                                        Date:  _________ __, 1998


     FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the "Borrowers"), by this promissory note (hereinafter, together with the Schedule annexed hereto, called "this Note"), absolutely and unconditionally, and jointly and severally, promise to pay to the order of State Street Bank and Trust Company (hereinafter, together with its successors in title and assigns, called the "Lender"), the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00), or so much thereof as shall have been advanced by the Lender to the Borrowers by way of Revolving Loans under the Loan Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

     Capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement.

     The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Loan Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Loan Agreement.

     On February 28, 2000, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the Lender, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

     Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Loan Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the Lender on demand by the Lender. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

     Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Lender in United States dollars, at the address of the Lender set forth in the Loan Agreement, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

     This Note is made and delivered by the Borrowers to the Lender pursuant to the Loan Agreement, dated as of __________ __, 1998, by and among the Borrowers and the Lender (hereinafter, as originally executed, and as now or hereafter varied or supplemented or amended and restated, called the "Loan Agreement"). This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of the Revolving Loans made by the Lender to the Borrowers pursuant to the Loan Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder or thereunder as herein and therein provided.

     The Borrowers will have the right to prepay the unpaid principal of this
Note in full or in part upon the terms contained in the Loan Agreement. The Borrowers will have an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Loan Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Loan Agreement.

     Pursuant to and upon the terms contained in Section 6 of the Loan Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the Lender without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers, excepting only for notice expressly provided for in the Loan Agreement.

     All computations of interest payable as provided in this Note shall be computed by the Lender daily on the basis of a 360 day year and paid for the actual number of days for which due. The interest rate in effect from time to time shall be determined in accordance with the terms of the Loan Agreement.

     Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the

Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

     The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note or any collateral or security therefor, except for notices expressly provided for in the Loan Agreement. The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in Suffolk County in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

     This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts without regard to its law relating to choice of law.

     Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

     IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

                                          STARMET CORPORATION


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          STARMET POWDERS, LLC


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          STARMET AEROCAST, LLC


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          STARMET COMMERCIAL CASTINGS, LLC


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          STARMET NMI CORPORATION


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          STARMET CMI CORPORATION


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          STARMET HOLDINGS CORPORATION


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          NMI FOREIGN SALES CORPORATION


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                        SCHEDULE TO REVOLVING CREDIT NOTE



   DATE     AMOUNT     TYPE OF LOAN     INTEREST      INTEREST     AMOUNT PAID      NOTATION
            OF LOAN    (PRIME RATE        RATE*        PERIOD**                      MADE BY
                        OR LIBOR)
----------------------------------------------------------------------------------------------

























--------
* For Prime Rate Loans, insert "Prime Rate"
  For Libor Loans, insert "Libor Loan Rate"
** For Libor Loans only





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